UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
November 18, 2009

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4309 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

a) The Company adopted a revised Code of Business Conduct and Ethics (the “Code”) on November 18, 2009 that was revised to include, but not limited, to the following:

• Further defines the principal responsibilities of the Code Compliance Officer;
• Incorporates the terms of the Company’s Policy Regarding Related Party Transactions into the Code; and
• Provides that a violation of the Company’s Policy Regarding Related Party Transactions is also a violation of the Code.  The Policy Regarding Related Party Transactions is attached as Exhibit 14.2.

A copy of the Code of Business Conduct and Ethics is attached as Exhibit 14.1.

ITEM 9.01.	Financial Statements and Exhibits
(a)	Financial statements of business acquired.
Not applicable.
(b)	Pro-forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits
	14.1	Code of Business Conduct and Ethics
	14.2	Policy Regarding Related Party Transactions

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.
Dated: November 20, 2009	By:	/s/ John R. McManama
John R. McManama Vice President and Interim Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.		Exhibit Title
	14.1	Code of Business Conduct and Ethics
	14.2	Policy Regarding Related Party Transactions